2019 1Q Earnings Call Supplement April 29, 2019

Cautionary Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation and our accompanying oral remarks contain forward-looking statements regarding, without limitation, our business, operations, turnaround, plans, guidance, projections and longer-term outlook within the meaning of Section 27A of the Securities Act of 1933, or Securities Act, and Section 21E of the Securities Exchange Act of 1934, or Securities Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with such safe harbor provisions. All statements, other than statements of historical facts, included in this presentation may be deemed to be forward-looking statements for purposes of the Securities Act and the Securities Exchange Act. Without limiting the foregoing, we use the word “anticipate(s),”, “believe(s),” “estimate(s),” “guidance,” intend(s),” “may,” “outlook,” “plan(s),” “project(s)” or “projection(s),” “will,” “would,” “could,” “should,” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We cannot guarantee that we will actually achieve the plans, intentions, outlook, or expectations disclosed in our forward-looking statements and, accordingly, you should not place undue reliance on our forward-looking statements. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein, including the risk factors and cautionary statements found under Item 1A in our Form 10-K annual report, as well as the risk factors and cautionary statements in our quarterly reports and in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website as sec.gov. Except to the extent otherwise required by federal or state securities laws, we caution you that we do not undertake any obligation to update forward-looking statements made by us. 2

Reported 1Q 2019 Earnings Call Highlights 1Q 2019 Premium Revenue $4.0B Performance Pre-Tax Income $260M Highlights Net Income $198M Earnings Per Diluted Share $2.99 1Q 2019 Medical Care Ratio 85.3% Key G&A Ratio 7.3% Metrics Pre-Tax Margin 6.3% After-Tax Margin 4.8% 3

2019 Guidance Highlights 2019 Guidance (Issued April)1 Premium Revenue ~$15.9B Performance Pre-Tax Income ~$900M - $940M Highlights Net Income ~$680M - $710M Earnings Per Diluted Share ~$10.50 - $11.00 2019 Guidance (Issued April) Medical Care Ratio ~86% Key G&A Ratio ~7.7% Metrics Pre-Tax Margin 5.5% - 5.7% After-Tax Margin 4.1% - 4.3% 1. All amounts are full year estimates and do not include future non-recurring significant items. Earnings per diluted share as shown is calculated on a GAAP basis; actual results may differ materially. See the Company’s risk factors as discussed in its 2018 Form 10-K and other filings and the statements below in this press release after the heading “Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995” 4

2019 Guidance Comparison Premium revenue and after-tax margins 2019 Guidance 2019 Guidance Revenue (Issued February)1 (Issued April)1 Total Premium ~$15.8B ~$15.9B Medicaid ~$12.3B ~$12.2B Medicare ~$2.2B ~$2.2B Marketplace ~$1.3B ~$1.5B Total Revenue ~$16.3B ~$16.4B 2019 Guidance 2019 Guidance After-Tax Margin (Issued February) (Issued April) Medicaid ~2.8% ~3% Medicare ~5.0% ~6% Marketplace ~10.8% ~11% Consolidated 3.7% - 3.9% 4.1% - 4.3% 1. 2019 Guidance midpoint 5

2019 Guidance Assumptions 1 Excludes restructuring or one-time significant items 2 Assumes no future prior period development 3 EPS guidance is on a GAAP basis 6

2019 Guidance Bridge: EPS Outperformance ~$0.45 ~$0.15 ~ $0.65 1 $10.75 1 $9.50 2019 Guidance Prior Year Q1 Outperformance Q2-Q4 Raise 2019 Guidance (Issued February) Development in Q1 (Issued April) 1. 2019 Guidance midpoint 7